                                                                   EXHIBIT 99.1

                SEVEN SEAS PETROLEUM, INC.
CASE NO.:       02-45206-H2-11
PETITION DATE:  DECEMBER 20, 2002

--------------------------------------------------------------------------------
                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                               HOUSTON DIVISION

CASE NAME:                           CASE NUMBER:           CH 11 CONVERSION DATE:          CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.          02-45206-H2-11             JANUARY 14, 2003                 JANUARY 14, 2003

TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR:  SEPTEMBER 2003

          MONTH                                  JAN 2003       FEB 2003       MAR 2003       APRIL 2003      MAY 2003
          -----                                  ---------      ---------     ----------      ----------      --------
REVENUES (MOR-6)                                         0              0              0              0              0
INCOME (LOSS) BEFORE INTEREST, DEPRECIATION,
OTHER ITEMS & INCOME TAXES (MOR-6)                (177,000)      (384,000)      (203,000)      (106,000)      (497,000)
NET INCOME (LOSS) (MOR-6)                         (265,000)      (473,000)      (293,000)      (197,000)      (779,000)
PAYMENTS TO INSIDERS (MOR-9)                          NONE           NONE           NONE           NONE           NONE
PAYMENTS TO PROFESSIONALS (MOR-9)                     NONE           NONE         55,000         50,000              0
TOTAL DISBURSEMENTS (MOR-7)                      1,687,781      1,496,000        122,000        172,000        255,000

          MONTH                                  JUNE 2003      JULY 2003     AUGUST 2003     SEPT 2003
          -----                                  ---------      ---------     -----------     ---------
REVENUES (MOR-6)                                         0              0              0              0
INCOME (LOSS) BEFORE INTEREST, DEPRECIATION,
OTHER ITEMS & INCOME TAXES (MOR-6)                (213,000)       (95,000)      (453,000)      (110,000)
NET INCOME (LOSS) (MOR-6)                         (305,000)      (187,000)      (545,000)      (202,000)
PAYMENTS TO INSIDERS (MOR-9)                          NONE           NONE           NONE           NONE
PAYMENTS TO PROFESSIONALS (MOR-9)                        0              0        825,000        181,000
TOTAL DISBURSEMENTS (MOR-7)                        157,000         99,000     12,577,000        260,000

THE ORIGINAL OF THIS DOCUMENT MUST BE FILED WITH THE U.S. BANKRUPTCY COURT AND A COPY MUST BE SENT TO THE U.S. TRUSTEE

  REQUIRED INSURANCE MAINTAINED           EXPIRATION
       AS OF SIGNATURE DATE                 DATE
                                          ----------
                                                                CHAPTER 11 TRUSTEE: Ben B. Floyd
CASUALTY           YES(X)  NO ( )         12/31/2003            FIRM: Floyd, Isgur, Rios & Wahrlich, P.C.
LIABILITY          YES(X)  NO ( )         12/31/2003            ADDRESS: 700 Louisiana, Suite 4600
VEHICLE            YES(X)  NO ( )         12/31/2003            ADDRESS:
WORKERS' COMP      YES(X)  NO ( )         12/31/2003            CITY, STATE, ZIP: Houston, TX 77002
OTHER __________   YES( )  NO ( )             - -               TELEPHONE:  (713) 222-1470
                                                                FACSIMILE:  (713) 222-1475


Are all accounts receivable being collected within terms?                    YES
Are all post-petition liabilities, including taxes, being paid within terms? YES
Have any pre-petition liabilities been paid?                                  NO
If yes, describe:
Are all funds received being deposited into Trustee's bank accounts?
All funds are being deposited into accounts controlled by the Trustee.       YES
Were any assets disposed of outside the normal course of business?            NO
If yes, describe:
Are all U.S. Quarterly Fee Payments current?                                 YES
What is the status of the Plan of Reorganization? TRUSTEE'S PLAN OF REORGANIZATION WAS APPROVED AND EFFECTIVE AUGUST 14, 2003


I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED:____________________________      DATE:______________
       BEN B. FLOYD

CASE NAME:                           CASE NUMBER:           CH 11 CONVERSION DATE:          CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.          02-45206-H2-11             JANUARY 14, 2003                 JANUARY 14, 2003

COMPARATIVE BALANCE SHEETS (000'S)

                                     JAN 31,    FEB 28,    MAR 31,   APRIL 30,   MAY 31,    JUNE 30    JULY 31   AUGUST 31   SEPT 30
            ASSETS                    2003       2003       2003       2003       2003       2003       2003       2003       2003
            ------                   -------    -------    -------   ---------   -------    -------    -------   ---------   -------
CURRENT ASSETS
Cash                                  4,656      3,162      3,063      2,892      2,637      2,480      2,383      1,415      1,155
Accounts Receivable, Net                200        200        200        200         10         10         10         10         10
Inventory: Lower of Cost or Market        0          0          0          0          0          0          0          0          0
Prepaid Expenses                         25         25         16         16         16         16         16         16         16
Investments in Subs                   6,396      7,756      7,722      7,808      7,808      7,846      7,857          0          0
Other                                 2,285      2,193      2,101      2,009      1,917      1,825      1,733      1,641      1,549
                                     ------     ------     ------     ------     ------     ------     ------      -----      -----
TOTAL CURRENT ASSETS                 13,562     13,336     13,102     12,925     12,388     12,177     11,999      3,082      2,730

Furniture, Equipment & Fixtures (*)       0          0          0          0          0          0          0          0          0
Less Accumulated Depreciation             0          0          0          0          0          0          0          0          0
                                     ------     ------     ------     ------     ------     ------     ------      -----      -----
Net Book Value of F&F                     0          0          0          0          0          0          0          0          0

OTHER ASSETS:
1.
2.
3.
3.
                                     ------     ------     ------     ------     ------     ------     ------      -----      -----
TOTAL OTHER ASSETS
                                     ------     ------     ------     ------     ------     ------     ------      -----      -----
TOTAL ASSETS                         13,562     13,336     13,102     12,925     12,388     12,177     11,999      3,082      2,730

        MOR-2

(*) PER MOR FILED BY THE DEBTOR

A. Note receivable due from Larry Ray in November 2003.
B. Capitalized costs related to debt issuance. Costs are amortized over life of debt.
C. All furniture & equipment is held in the Debtor subsidiaries.

CASE NAME:                           CASE NUMBER:           CH 11 CONVERSION DATE:          CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.          02-45206-H2-11             JANUARY 14, 2003                 JANUARY 14, 2003


COMPARATIVE BALANCE SHEETS (000'S)

         LIABILITIES &              JAN 31,    FEB 28,    MAR 31,   APRIL 30,   MAY 31,   JUNE 30,   JULY 31,  AUGUST 31,  SEPT 30,
         OWNERS EQUITY               2003       2003       2003       2003       2003       2003       2003       2003       2003
                                   --------   --------   --------   ---------  --------   --------   --------  ----------  --------
LIABILITIES:
POST-PETITION LIABILITIES (MOR-4)        71        318        377        397        640        732        740        746        312

PRE-PETITION LIABILITIES:
Notes Payable - Secured              45,000     45,000     45,000     45,000     45,000     45,000     45,000     33,933     33,933
Accrued Interest - Secured N/Ps       3,508      3,508      3,508      3,508      3,508      3,508      3,508      3,508      3,508
Priority Debts                            0          0          0          0          0          0          0         37         37
Federal Income Tax                        0          0          0          0          0          0          0          0          0
Accrued Liabilities                       0          0          0          0          0          0          0          0          0
FICA/Withholding                          0          0          0          0          0          0          0          0          0
Unsecured Debt                      119,377    119,377    119,377    119,377    119,377    119,377    119,377    118,877    118,877
Other Liabilities                         0          0          0          0          0          0          0      3,113      3,438
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
TOTAL LIABILITIES                   167,956    168,203    168,262    168,282    168,525    168,617    168,625    160,214    160,105

MEMBERS' EQUITY (DEFICIT):
Preferred Stock                           0          0          0          0          0          0          0          0          0
Common Stock                              1          1          1          1          1          1          1          1          1
Additional Paid-In Capital          225,940    225,940    225,940    225,940    225,940    225,941    225,940    225,940    225,940
Retained Earnings                  (380,335)  (380,808)  (381,101)  (381,298)  (382,077)  (382,382)  (382,569)  (383,114)  (383,316)
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
TOTAL OWNERS' EQUITY               (154,394)  (154,867)  (155,160)  (155,357)  (156,136)  (156,440)  (156,628)  (157,173)  (157,375)
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
TOTAL LIABILITIES &
OWNERS' EQUITY                       13,562     13,336     13,102     12,925     12,389     12,177     11,997      3,041      2,730

         MOR-3

(*) PER MOR FILED BY THE DEBTOR

A. The $45M debt is considered secured debt for purposes of this presentation. The 8/14 distribution to the Secured Creditors, $10,877K, is classified as a payment on principal for purposes of this presentation
B. A subsidiary of Debtor, SSPUSA, has not paid a 2003 tax prepayment as of filing date.
C. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.
D. Unsecured debt includes the $110M notes with accrued interest, the unpaid pre-petition liabilities and the change of control agmts. A distribution of $500,000 was made to the $110m noteholders on 8/14
E. Payment to Secured noteholder's on 10/31/02 is assumed to be prepayment of interest on secured debt. Interest stops accruing on 12/20/02.
F. Other Liabilities of $3,113K represent the difference between the sales proceeds dividended from the subsidiaries and the remaining investments in the subsidiaries.

CASE NAME:                           CASE NUMBER:           CH 11 CONVERSION DATE:          CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.          02-45206-H2-11             JANUARY 14, 2003                 JANUARY 14, 2003


SCHEDULE OF POST-PETITION LIABILITIES (000'S)

                                   JAN 31,   FEB 28,   MAR 31,   APRIL 30,   MAY 31,   JUNE 30,   JULY 31,   AUGUST 31,   SEPT 30,
                                    2003      2003      2003       2003       2003       2003       2003        2003        2003
                                   -------   -------   -------   ---------   -------   --------   --------   ----------   --------
TRADE ACCOUNTS PAYABLE                   4        60         4          27        32         19         27           20         15

TAXES PAYABLE:
 Federal Payroll Taxes                   0         0         0           0         0          0          0            0          0
 State Payroll & Sales Taxes             0         0         0           0         0          0          0            0          0
 Other Taxes                             0         0         0           0         0          0          0            0          0
                                   -------   -------   -------   ---------   -------   --------   --------   ----------   --------
 TOTAL TAXES PAYABLE                     0         0         0           0         0          0          0            0          0

SECURED DEBT

ACCRUED INTEREST PAYABLE

ACCRUED PROFESSIONAL FEES:
 Trustee Fees                           33        43        62          58        84         85         85          179          0
 Legal Fees                             28       198       281         283       495        598        598          541        291
 Accounting Fees                         6        17        30          29        29         30         30            6          6
                                   -------   -------   -------   ---------   -------   --------   --------   ----------   --------
 TOTAL ACCRUED PROFESSIONAL FEES        67       258       373         370       608        713        713          726        297

OTHER ACCRUED LIABILITIES:
1.
2.
3.
4.
                                   -------   -------   -------   ---------   -------   --------   --------   ----------   --------
 TOTAL OTHER ACCRUED LIABILITIES
                                   -------   -------   -------   ---------   -------   --------   --------   ----------   --------
TOTAL POST-PETITION
LIABILITIES (MOR-3)                     71        318        377         397       640        732        740         746       312

         MOR-4

A. A subsidiary of debtor, SSPUSA, will need to make 2003 tax prepayment.
B. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.

CASE NAME:                           CASE NUMBER:           CH 11 CONVERSION DATE:          CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.          02-45206-H2-11             JANUARY 14, 2003                 JANUARY 14, 2003

                   AGING OF POST-PETITION LIABILITIES (000'S)
                   MONTH: SEPTEMBER
                   ---------------------------------------------------------------------------------------------------------------
                        TRADE         FEDERAL PAYROLL   STATE PAYROLL &                      OTHER   OTHER   OTHER   OTHER   OTHER
DAYS OUTSTANDING   ACCOUNTS PAYABLE        TAXES          SALES TAXES     AD VALOREM TAXES   TAXES   TAXES   TAXES   TAXES   TAXES
----------------   ----------------   ---------------   ---------------   ----------------   -----   -----   -----   -----   -----
      0-30                       13
     31-60                        2
     61-90                        0
  91 AND OVER                     0
----------------   ----------------   ---------------   ---------------   ----------------   -----   -----   -----   -----   -----
     TOTAL                       15         NONE              NONE              NONE          NONE    NONE    NONE    NONE    NONE

AGING OF ACCOUNTS RECEIVABLE
MONTH: SEPTEMBER 2003
----------------------------------------------------------------------------------------------------------------
                                 JAN      FEB      MAR      APRIL     MAY      JUNE     JULY     AUGUST     SEPT
DAYS OUTSTANDING                 2003     2003     2003     2003      2003     2003     2003      2003      2003
----------------                 ----     ----     ----     -----     ----     ----     ----     ------     ----
      0-30
     31-60
     61-90
  91 AND OVER
----------------                 ----     ----     ----     -----     ----     ----     ----     ------     ----
     TOTAL                       NONE     NONE     NONE     NONE      NONE     NONE     NONE      NONE      NONE

         MOR-5

CASE NAME:                           CASE NUMBER:           CH 11 CONVERSION DATE:          CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.          02-45206-H2-11             JANUARY 14, 2003                 JANUARY 14, 2003

STATEMENT OF INCOME (LOSS) (000'S)

                                         JAN      FEB      MAR      APRIL     MAY      JUNE     JULY     AUGUST     SEPT
                                         2003     2003     2003     2003      2003     2003     2003      2003      2003
                                         ----     ----     ----     -----     ----     ----     ----     ------     ----
OPERATING REVENUE (MOR-1)                   0        0        0         0        0        0        0          0        0
TOTAL COST OF REVENUES                      0        0        0         0        0        0        0          0        0
                                         ----     ----     ----     -----     ----     ----     ----     ------     ----
GROSS PROFIT                                0        0        0         0        0        0        0          0        0

OPERATING EXPENSES:
  Selling & Marketing                       0        0        0         0        0        0        0          0        0
  General & Administrative                  4        3        4        26       17       18       27         86       45
  Insiders Compensation                     0        0        0         0        0        0        0          0        0
  Management Fee-- SSPUSA expenses        140      123       82        80      242       98       68         57       40
  Professional Fees                        33      258      117         0      238       97        0        310       25
  Other                                     0        0        0         0        0        0        0          0        0
                                         ----     ----     ----     -----     ----     ----     ----     ------     ----
  TOTAL OPERATING EXPENSES                177      384      203       106      497      213       95        453      110
                                         ----     ----     ----     -----     ----     ----     ----     ------     ----
INCOME BEFORE INTEREST, DEPRECIATION
OTHER ITEMS AND INCOME TAXES (MOR-1)     (177)    (384)    (203)     (106)    (497)    (213)     (95)      (453)    (110)

  Interest expense                          0        0        0         0        0        0        0          0        0
  Amortization expense                     92       92       92        92       92       92       92         92       92
  Interest (income)                        (4)      (3)      (2)       (1)       0        0        0          0        0
  Other                                     0        0        0         0      190        0        0          0        0
                                         ----     ----     ----     -----     ----     ----     ----     ------     ----
  TOTAL INTEREST, DEPRECIATION &
  OTHER ITEMS                              88       89       90        91      282       92       92         92       92
                                         ----     ----     ----     -----     ----     ----     ----     ------     ----
NET INCOME BEFORE INCOME TAXES           (265)    (473)    (293)     (197)    (779)    (305)    (187)      (545)    (202)
FEDERAL INCOME TAXES                        0        0        0         0        0        0        0          0        0
                                         ----     ----     ----     -----     ----     ----     ----     ------     ----
NET INCOME (LOSS) (MOR-1)                (265)    (473)    (293)     (197)    (779)    (305)    (187)      (545)    (202)

         MOR-6

CASE NAME:                           CASE NUMBER:           CH 11 CONVERSION DATE:          CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.          02-45206-H2-11             JANUARY 14, 2003                 JANUARY 14, 2003

STATEMENT OF CASH RECEIPTS & DISBURSEMENTS (000'S)

                                              JAN       FEB        MAR      APRIL      MAY      JUNE      JULY      AUGUST    SEPT
                                             2003       2003      2003      2003      2003      2003      2003       2003     2003
                                             -----     ------     -----     -----     -----     -----     -----     ------    -----
CASH - BEGINNING OF MONTH                    3,951      4,655     3,162     3,063     2,892     2,637     2,480      2,381    1,413
CASH RECEIPTS:
  Receipts from subsidiaries                 1,769          0         0         0         0         0         0     11,609        0
  Receipts of Cash from Restricted Account     620          0         0         0         0         0         0          0        0
  Interest income                                3          3         2         1         0         0         0          0        0
  Other                                          0          0        21         0         0         0         0          0        0
                                             -----     ------     -----     -----     -----     -----     -----     ------    -----
  TOTAL CASH RECEIPTS                        2,392          3        23         1         0         0         0     11,609        0

DISBURSEMENTS FOR OPERATIONS:
  Insurance                                     60          0         0         0         0         0         0          0        0
  Distributions to Subsidiaries              1,584      1,474        62       115       242       147        75        173       79
  Other Misc                                    44         22         5         7        13        10        24          0        0
                                             -----     ------     -----     -----     -----     -----     -----     ------    -----
TOTAL DISBURSEMENTS FOR OPERATIONS           1,688      1,496        67       122       255       157        99        173       79
  Professional fees (MOR-9)                      0          0        55        50         0         0         0        825      181
  U.S. Trustee fees                              0          0         0         0         0         0         0         11        0
  Other reorganization expenses                  0          0         0         0         0         0         0     11,568        0
                                             -----     ------     -----     -----     -----     -----     -----     ------    -----
TOTAL DISBURSEMENTS                          1,688      1,496       122       172       255       157        99     12,577      260
                                             -----     ------     -----     -----     -----     -----     -----     ------    -----
NET INCREASE (DECREASE) IN CASH FLOW           704     (1,493)      (99)     (171)     (255)     (157)      (99)      (968)    (260)
                                             -----     ------     -----     -----     -----     -----     -----     ------    -----
CASH - END OF MONTH (MOR-2)                  4,655      3,162     3,063     2,892     2,637     2,480     2,381      1,413    1,153

A. $11,609,000 consists of proceeds from sale of Guaduas oil field previously held in subsidiaries. The proceeds were dividended to the parent to pay creditors and administrative claims.

         MOR-7

CASE NAME:                           CASE NUMBER:           CH 11 CONVERSION DATE:          CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.          02-45206-H2-11             JANUARY 14, 2003                 JANUARY 14, 2003

BANK ACCOUNT RECONCILIATION (000'S)

       BANK                                   STERLING                 STERLING                STERLING
  --------------                             ----------               ----------              ----------
  ACCOUNT NUMBER                             8040245206               8020245206              8060245206
  --------------                             ----------               ----------              ----------
                                              PARTNER                    SSPI
                                              ADVANCE                   MONEY                    SSPI
   ACCOUNT TYPE                               ACCOUNT                   MARKET                 CHECKING
   ------------                               -------                   ------                 --------
ENDING BALANCE PER BANK                             2                    1,153                        0
DEPOSITS IN TRANSIT                                --                       --                       --
OUTSTANDING CHECKS                                 --                       --                       --
                                              -------                   ------                 --------
ADJUSTED BANK BALANCE                               2                    1,153                        0

CASH PER BOOKS                                      2                    1,153                        0
INTEREST INCOME NOT RECORDED                       --                       --                       --
TRANSFERS TO ACCOUNT                               --                       --                       --
TRANSFERS FROM ACCOUNT                             --                       --                       --
DISBURSEMENTS NOT RECORDED                         --                       --                       --
                                              -------                   ------                 --------
ENDING CASH PER BOOKS                               2                    1,153                        0

Additional Debtor subsidiary proceeds, approximately $200K USD are held in Colombian peso accounts--not shown above. Additionally $1,249 K resides in the subsidiaries and has been escrowed for the Escuela 2 plugging and abandonment costs
         MOR-8

CASE NAME:                           CASE NUMBER:           CH 11 CONVERSION DATE:          CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.          02-45206-H2-11             JANUARY 14, 2003                 JANUARY 14, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS (000'S)

                                       JAN        FEB       MARCH      APRIL       MAY       JUNE       JULY      AUGUST      SEPT
INSIDERS: NAME/POSITION/COMP. TYPE    2003       2003       2003       2003       2003       2003       2003       2003       2003
----------------------------------   -------    -------    -------    -------    -------    -------    -------    -------    -------
1.  Larry A. Ray (President)         Note A.    Note A.    Note A.    Note A.    Note A.    Note A.    Note A.    Note A.    Note A.
2.  Ronald A. Lefaive (CFO)          Note A.    Note A.    Note A.    Note A.    Note A.    Note A.    Note A.    Note A.    Note A.
3.
4.
5.
6.
----------------------------------   -------    -------    -------    -------    -------    -------    -------    -------    -------
TOTAL INSIDERS (MOR-1)                  NONE       NONE       NONE       NONE       NONE       NONE       NONE       NONE       NONE

PROFESSIONALS                          JAN        FEB       MARCH      APRIL       MAY       JUNE       JULY      AUGUST      SEPT
NAME/ORDER DATE                       2003       2003       2003       2003       2003       2003       2003       2003       2003
---------------                      -------    -------    -------    -------    -------    -------    -------    -------    -------
1.  Andrews & Kurth                                             28         39          0          0          0        475          0
2.  Floyd, Isgur, Rios                                          21          7          0          0          0        300        175
3.  Smith & Henault                                              6          4          0          0          0         31          6
4.  McLain, Leppert, and Maney                                              0          0          0          0         19          0
5.
6.
----------------------------------   -------    -------    -------    -------    -------    -------    -------    -------    -------
TOTAL PROFESSIONALS (MOR-1)             NONE       NONE         55         50          0          0          0        825        181

A. No insiders were funded directly by Debtor. However, two insiders are paid by SSPUSA, a subsidiary of the Debtor. Larry Ray was paid $31,666 for salary, and Ron Lefaive was paid $13,750 for salary. Under the KERP plan approved by the court, Lefaive received a KERP payment and Ray received forgiveness on a portion of his loan in May. Both were also reimbursed for accrued vacation & personal leave as of 5/31/03 in accordance with the KERP plan in May. Both also received reimbursement for out-of-pocket expenses. Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(30)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.)
         MOR-9


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